Exhibit 99.2
GrafTech Announces Agreement for New Capital to Bolster Liquidity
Transaction expected to provide additional liquidity to help withstand near-term industrywide challenges
BROOKLYN HEIGHTS, Ohio, November 12, 2024 – GrafTech International Ltd. (NYSE: EAF) (“GrafTech” or the “Company”) today announced that it has entered into a commitment and consent letter with lenders holding all of its existing revolving commitments, an ad hoc group that holds over 81% of its existing secured bonds to provide new debt financing on competitive terms and extend maturities of its existing debt, and Barclays Bank plc, as a fronting lender.
Pursuant to the terms of the commitment and consent letter, GrafTech expects to (i) incur $175 million of new senior secured first lien term loans on the closing date of the transaction (the “Closing Date”), and obtain commitments with respect to $100 million of new senior secured first lien delayed draw term loans that are available to the Company for 19 months following the Closing Date, all of which would mature five years after the Closing Date; (ii) launch offers to exchange its outstanding 4.625% senior secured notes due 2028 and its 9.875% senior secured notes due 2028 for new 4.625% second lien notes and new 9.875% second lien notes, respectively, which would mature in 2029; (iii) launch a consent solicitation to eliminate substantially all covenants and events of default with respect to its outstanding senior secured notes due 2028, and release the collateral securing such notes; and (iv) enter into a new revolving credit facility that, among other things, would replace GrafTech’s existing revolving commitments with up to $225 million of new first lien revolving commitments and extend the maturity date from May 2027 to November 2028, subject to a springing maturity date based on inside maturities of existing debt (collectively, the “Transactions”). The consummation of the Transactions is subject to the satisfaction or waiver of a number of customary closing conditions. On an as adjusted basis after giving effect to the Transactions, the Company’s liquidity as of September 30, 2024 would have increased from $254 million to $529 million.
“The new money debt financing and maturity extension will provide enhanced liquidity and operational flexibility as we continue to manage through the near-term industry-wide challenges facing GrafTech,” said Timothy Flanagan, Chief Executive Officer and President of the Company. “We look forward to strengthening our financial foundation and appreciate and are encouraged by the strong support of our financial partners, which highlights their confidence in the Company’s future. GrafTech looks forward to continuing to support its customers with our high-quality products and technical services.”
Kirkland & Ellis LLP and Evercore are serving as legal and financial advisors to GrafTech. Davis Polk & Wardwell LLP and PJT Partners LP are serving as legal and financial advisors to an ad hoc group of holders of GrafTech’s existing senior notes. Simpson Thacher & Bartlett LLP is serving as legal advisor to the revolving lenders.
This communication is not intended to and does not constitute an offer to sell, buy or subscribe for any securities or otherwise, nor shall there be any sale, issuance, or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this communication is not an offer of securities for sale into the United States. No offer of securities shall be made in the United States absent registration under the

Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.
About GrafTech
GrafTech International Ltd. is a leading manufacturer of high-quality graphite electrode products essential to the production of electric arc furnace steel and other ferrous and non-ferrous metals. The Company has a competitive portfolio of low-cost, ultra-high power graphite electrode manufacturing facilities, with some of the highest capacity facilities in the world. GrafTech is the only large-scale graphite electrode producer that is substantially vertically integrated into petroleum needle coke, GrafTech’s key raw material for graphite electrode manufacturing. This unique position provides GrafTech with competitive advantages in product quality and cost.
Cautionary Note Regarding Forward-Looking Statements
This press release may contain forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect our current views with respect to, among other things, the proposed Transactions, short-term and long-term liquidity, expectations regarding the effect of the Transactions and plans and objectives of management for future operations and future economic performance. You can identify these forward-looking statements by the use of forward-looking words such as “will,” “may,” “plan,” “estimate,” “project,” “believe,” “anticipate,” “expect,” “foresee,” “intend,” “should,” “would,” “could,” “target,” “goal,” “continue to,” “positioned to,” “are confident,” or the negative versions of those words or other comparable words. Any forward-looking statements contained in this press release are based upon our historical performance and on our current plans, estimates and expectations considering information currently available to us. The inclusion of this forward-looking information should not be regarded as a representation by us that the future plans, estimates, or expectations contemplated by us will be achieved. Our expectations and targets are not predictions of actual performance and historically our performance has deviated, often significantly, from our expectations and targets. These forward-looking statements are subject to various risks and uncertainties and assumptions relating to our operations, financial results, financial condition, business, prospects, growth strategy and liquidity. Accordingly, there are or will be important factors that could cause our actual results to differ materially from those indicated in these statements. We believe that these factors include, but are not limited to: our dependence on the global steel industry generally and the electric arc furnace steel industry in particular; the cyclical nature of our business and the selling prices of our products, which may continue to decline in the future, and may lead to prolonged periods of reduced profitability and net losses or adversely impact liquidity; the sensitivity of our business and operating results to economic conditions, including any recession, and the possibility others may not be able to fulfill their obligations to us in a timely fashion or at all; the possibility that we may be unable to implement our business strategies in an effective manner; the possibility that global graphite electrode overcapacity may adversely affect graphite electrode prices; the competitiveness of the graphite electrode industry; our dependence on the supply of raw materials, including decant oil and petroleum needle coke, and disruptions in supply chains for these materials; our primary reliance on one facility in Monterrey, Mexico for the manufacturing of connecting pins; the cost of electric power and natural gas, particularly in Europe; our manufacturing operations are subject to hazards; the legal, compliance, economic, social and political risks associated with our substantial operations in multiple countries; the possibility that fluctuation of foreign currency exchange rates could materially harm our financial results; the possibility that our results of operations could further deteriorate if our manufacturing operations were substantially disrupted for an extended period, including as a result of equipment failure, climate change, regulatory issues, natural disasters, public health crises, such as a global pandemic, political crises or other catastrophic events; the risks and uncertainties associated with litigation, arbitration, and like disputes, including disputes related to contractual commitments; our dependence on third parties for certain construction, maintenance, engineering, transportation, warehousing and logistics services; the possibility that we are subject to information technology systems failures, cybersecurity attacks, network disruptions and breaches of data security; the possibility that we are unable to recruit or retain key management and plant operating personnel or successfully negotiate with the representatives of our employees, including labor unions; the sensitivity of long-lived assets on our balance sheet to changes in the market; our dependence on protecting our intellectual property and the possibility that third parties may claim that our products or processes infringe their intellectual property rights; the impact of inflation and our ability to mitigate the effect on our costs; the impact of macroeconomic and geopolitical events on our business, results of operations, financial condition and cash flows, and the disruptions and inefficiencies in our supply chain that may occur as a result of such events; the possibility that our indebtedness could limit our financial and operating activities or that our cash flows may not be sufficient to service our indebtedness; past increases in benchmark interest rates and the fact that any future borrowings may subject us to interest rate risk; risks and uncertainties associated with our ability to access the capital and credit markets could adversely affect our results of operations, cash flows and financial condition; the possibility that disruptions in the capital and credit markets could adversely affect our customers and suppliers; the possibility that restrictive covenants in our financing agreements could restrict or limit our operations; changes in, or more stringent enforcement of, health, safety and environmental regulations applicable to our manufacturing operations and facilities; the possibility that the cash dividends on our common stock, which are currently suspended, will remain suspended and we may not pay cash dividends on our common stock in the future; our ability to continue to meet NYSE continued listing standards; and the ability to satisfy the conditions precedent with respect to the new financings.
These factors should not be construed as exhaustive and should be read in conjunction with the Risk Factors and other cautionary statements that are included in our most recent Annual Report on Form 10-K and other filings with the U.S. Securities and Exchange Commission. Additionally, there can be no assurances that the Transactions will be successfully consummated as they remain subject to the satisfaction of certain conditions precedent. The forward-looking statements made in this press release relate only to events as of the date on which the statements are made. Except as required by law, we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. You should specifically consider the factors identified in this press release that could cause actual results to differ before making an investment decision to purchase our common stock. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us.
Contacts

Michael Dillon
216-676-2000
investor.relations@graftech.com